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                                 EXHIBIT 10.14
                                 -------------

                                    FORM OF
                          SOMERA COMMUNICATIONS, INC.
                            REGISTRATION AGREEMENT
                            ----------------------



          THIS REGISTRATION AGREEMENT is made as of _______, 1999, by and among Somera Communications, Inc., a Delaware corporation (the "Company"), the Persons
                                                          -------
listed as Investors on the Schedule of Investors attached hereto (collectively,
                           ---------------------
the "Investors") and the Persons listed as Other Stockholders on the Schedule of
     ---------                                                       -----------
Other Stockholders attached hereto (collectively, the "Other Stockholders").
------------------                                     ------------------
Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in paragraph 8 hereof.

          WHEREAS, the Investors and the Other Stockholders and Somera Communications, LLC, a California limited liability company ("Somera"), are
                                                              ------
parties to that certain Registration Agreement, dated as of July 23, 1999 (the

"Existing Registration Agreement");
 -------------------------------

          WHEREAS, in connection with the initial public offering of the Company's Common Stock registered under the Securities Act and as contemplated in the Existing Registration Agreement, the Company will become the corporate successor to Somera resulting from the conversion of Somera from a limited liability company to a corporation;

          WHEREAS, effective upon the consummation of such initial public offering, this Agreement will become effective and will supersede and replace the Existing Registration Agreement; and

          WHEREAS, effective upon the consummation of such initial public offering, the Investors and the Other Stockholders will cause the Existing Registration Agreement to be terminated and superseded and replaced by this Agreement.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.  Demand Registrations.
              --------------------

          (a) Requests for Registration.  At any time that is at least 180 days
              -------------------------
after the date the Company has completed an initial public offering of its securities registered under the Securities Act, the holders of a majority of the Investor Registrable Securities and the holders of a majority of the Other Registrable Securities may each request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration statement ("Long-Form Registrations") or Form S-2 or S-3
                                   -----------------------
or any similar short-form registration statement ("Short-Form Registrations"),
                                                   ------------------------
if the Company is eligible to use any such short form. All registrations requested pursuant to this paragraph 1(a) are referred to herein as "Demand
                                                                     ------
Registrations."  Each request for a Demand Registration shall specify the
-------------
approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of a request for a Demand Registration, the Company shall give written notice of such
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requested registration to all other holders of Registrable Securities and, subject to paragraph 1(d) below, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice.

          (b) Long-Form Registrations.  The holders of Investor Registrable
              -----------------------
Securities and the holders of Other Registrable Securities shall each be entitled to request one Long-Form Registration in which the Company shall pay all Registration Expenses; provided that the aggregate offering value of the
                           -------- ----
Registrable Securities requested to be registered in any Long-Form Registration must equal at least $10,000,000. A registration shall not count as one of the permitted Long-Form Registrations until it has become effective (subject to the next sentence) and unless the holders of Registrable Securities are able to register and sell at least 75% of the Registrable Securities requested to be included in such registration. Notwithstanding the foregoing, if a Long-Form Registration is withdrawn by the holders of Registrable Securities who requested such registration prior to the time it has become effective for reasons other than the disclosure of information concerning the Company that is materially adverse to the Company or its stock price (which disclosure is made by the Company after the date that such registration is requested pursuant to paragraph 1(a) above), such Long-Form Registration shall count as a permitted Long-Form Registration for such requesting holders unless the holders of Registrable Securities who requested such registration reimburse the Company for all of the Registration Expenses incurred by the Company prior to such withdrawal.

          (c) Short-Form Registrations.  In addition to the Long-Form
              ------------------------
Registrations provided pursuant to paragraph 1(b) above, the holders of Investor Registrable Securities and the holders of Other Registrable Securities shall each be entitled to request two (2) Short-Form Registrations in which the Company shall pay all Registration Expenses; provided that the aggregate
                                             -------- ----
offering value of the Registrable Securities requested to be registered in any Short-Form Registration must equal at least $10,000,000. A registration shall not count as one of the permitted Short-Form Registrations until it has become effective (subject to the next sentence) and unless the holders of Registrable Securities are able to register and sell at least 75% of the Registrable Securities requested to be included in such registration. Notwithstanding the foregoing, if a Short-Form Registration is withdrawn by the holders of Registrable Securities who requested such registration prior to the time it has become effective for reasons other than the disclosure of information concerning the Company that is materially adverse to the Company or its stock price (which disclosure is made by the Company after the date that such registration is requested pursuant to paragraph 1(a) above), such Short-Form Registration shall count as a permitted Short-Form Registration for such requesting holders unless the holders of Registrable Securities who requested such registration reimburse the Company for all of the Registration Expenses incurred by the Company prior to such withdrawal. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company shall use its best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities.

          (d) Priority on Demand Registrations. The Company shall not include in
              --------------------------------
any

Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Investor Registrable Securities included in such registration (in the case of an Investor Demand Registration) or the holders of a majority of the Other Registrable Securities included in such registration (in the case of an Other Demand Registration). If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Investor Registrable Securities included in such registration (in the case of an Investor Demand Registration) or the holders of a majority of the Other Registrable Securities included in such registration (in the case of an Other Demand Registration), the Company shall include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the number of Registrable Securities requested to be included therein.

          (e) Selection of Underwriters.  If any Demand Registration is an
              -------------------------
underwritten offering, the selection of investment banker(s) and manager(s) for the offering must be approved by the holders of a majority of the Investor Registrable Securities (in the case of an Investor Demand Registration) or the holders of a majority of the Other Registrable Securities (in the case of an Other Demand Registration).

          (f) Restrictions on Demand Registrations.   The Company shall not be
              ------------------------------------
obligated to effect any Demand Registration within 180 days after the effective date of the Company's initial public offering of common stock under the Securities Act or within 90 days after the effective date of a previous Demand Registration. The Company may postpone for up to 90 days (or up to 60 days in the case of clause (ii) below) the filing or the effectiveness of a registration statement for a Demand Registration if the Company's Board of Directors determines in its reasonable good faith judgment that such Demand Registration would reasonably be expected to have (i) a material adverse effect on (or require premature disclosure of) any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction or (ii) a material adverse effect on the Company's business or stock price; provided that in such event, the holders of
                                   -------- ----
Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses in connection with such registration. The Company may delay a Demand Registration hereunder only once in any twelve-month period.

          2.  Piggyback Registrations.
              -----------------------

          (a) Right to Piggyback.  Whenever the Company proposes to register any
              ------------------
of its securities under the Securities Act (other than pursuant to a Demand Registration or a registration on Form S-4 or S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company shall give prompt written notice to all
 ----------------------
holders of Registrable Securities of its intention to effect such a registration and, subject to paragraphs 2(c) and 2(d) below, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice.

          (b) Piggyback Expenses.  The Registration Expenses of the holders of
              ------------------
Registrable Securities shall be paid by the Company in all Piggyback Registrations whether or not such registration is consummated.

          (c) Priority on Primary Registrations.  If a Piggyback Registration is
              ---------------------------------
an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, any other securities requested to be included in such registration.

          (d) Priority on Secondary Registrations.  If a Piggyback Registration
              -----------------------------------
is an underwritten secondary registration on behalf of holders of the Company's securities (other than the holders of Investor Registrable Securities or Other Registrable Securities), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities requested to be included therein and (ii) second, any other securities requested to be included in such registration.

          (e) Withdrawal by the Company.  If, at any time after giving written
              -------------------------
notice of its intention to register any of its securities (whether on its own behalf or at the request of any holders of the Company's securities other than Registrable Securities) as set forth in paragraph 2(a) and prior to the effective date of such registration statement filed in connection with such registration, the Company's Board of Directors shall determine in its good faith judgment for any reason not to register such securities (or if the holders of such other securities request that such registration be withdrawn), the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith as provided herein).

          (f) Selection of Underwriters.  If any Piggyback Registration is an
              -------------------------
underwritten
offering, the selection of investment banker(s) and manager(s) for the offering must be approved by the holders of a majority of the Investor Registrable Securities (which approval shall not be unreasonably withheld so long as such investment banker(s) and manager(s) are of recognized national standing and can reasonably be expected to provide the requisite degree of analytical, research and other support to the Company and the investing public following such offering).

          (g) Other Registrations.  If the Company has previously filed a
              -------------------
registration statement with respect to Registrable Securities pursuant to paragraph 1 or pursuant to this paragraph 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 90 days has elapsed from the effective date of such previous registration.

          3.  Holdback Agreements.
              -------------------

          (a) No holder of Registrable Securities shall effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of the Company's initial public offering of its common stock under the Securities Act or during the seven days prior to and the 90-day period beginning on the effective date of the next registered public offering of the Company's common stock (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

          (b) The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of the Company's initial public offering of its common stock under the Securities Act or during the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree in writing to a shorter period, and (ii) shall use commercially reasonable efforts to cause each holder of at least 2% (on a fully-diluted basis) of its common stock, or any securities convertible into or exchangeable or exercisable for common stock, purchased from the Company at any time after the date of the Existing Registration Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree in writing to a shorter period.

          4.  Registration Procedures.  Whenever the holders of Registrable
              -----------------------
Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

          (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective; provided
                                                                       --------
that before filing a registration statement or prospectus or any amendments or
----
supplements thereto, the Company shall (if requested) furnish to the counsel selected by the holders of a majority of the Investor Registrable Securities and the counsel selected by the holders of a majority of the Other Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel;

          (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of either
(i) not less than 120 days or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by any underwriter or dealer (with any such period being extended during any period in which a stop order is in effect or during any period described in subparagraph (e) below) or (ii) such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and the prospectus used in connection therewith;

          (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller (including any underwriter) reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided that the Company shall not
                                             -------- ----
be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

          (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

          (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other customary actions as the holders of a majority of the Investor Registrable Securities being sold or the holders of a majority of the Other Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

          (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all necessary financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder;

          (k) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

          (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common securities included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order;

          (m) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities in the United States or any political subdivisions thereof as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

          (n) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters.

          5.  Registration Expenses.
              ---------------------

          (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions payable with respect to Registrable Securities, which shall be paid by the holders of such Registrable Securities) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall
                                                ---------------------
be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

          (b) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration.

          (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

          6.  Indemnification.
              ---------------

          (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by, or relating to any action or proceeding arising out of or based upon, any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities; except with respect to any information supplied by any underwriter for use in such registration statement, prospectus or other offering document and except that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this paragraph 6(a) shall not inure to the benefit of the underwriter (or to the benefit of any Person controlling such underwriter) from whom the Person asserting any such losses, claims, damages, liabilities or expenses purchased common securities to the extent that any such loss, claim, damage, liability or expense of the underwriter or controlling Person results from an untrue statement or omission in the preliminary prospectus which was corrected in the prospectus if a copy of the prospectus was not sent or given to such Person as required by the Securities Act.

          (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify
                                     -------- ----
shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

          (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such prompt
                                -------- ----
notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. Each indemnifying party also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the indemnification provided for herein is unavailable for any reason.

          7.  Participation in Underwritten Registrations.  No Person may
              -------------------------------------------
participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

          8.  Definitions.
              -----------

          (a) "Investor Demand Registration" means a Demand Registration
               ----------------------------
requested by the holders of a majority of the Investor Registrable Securities pursuant to paragraph 1 above.

          (b) "Investor Registrable Securities" means (i) any common stock of
               -------------------------------
the Company received by the Investors in connection with the conversion of Somera from a limited liability company to a corporation, (ii) any securities issued or issuable with respect to the common stock referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization or other reorganization and (iii) any other shares of common stock held by Persons holding securities described in clauses (i) and (ii) above.

          (c) "Other Demand Registration" means a Demand Registration requested
               -------------------------
by the holders of a majority of the Other Registrable Securities pursuant to paragraph 1 above.

          (d) "Other Registrable Securities" means (i) any common stock of the
               ----------------------------
Company received by the Other Stockholders in connection with the conversion of Somera from a limited liability company to a corporation, (ii) any securities issued or issuable with respect to the common stock referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization or other reorganization and (iii) any other shares of common stock held by Persons holding securities described in clauses (i) and (ii) above.

          (e) "Person" means an individual, a partnership, a corporation,
                     ------
a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          (f) "Registrable Securities" means, collectively, the Investor
               ----------------------
Registrable Securities and the Other Registrable Securities. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or repurchased by the Company or any Subsidiary. In addition, (i) as to any particular Registrable Securities held by any Person, such securities shall cease to be Registrable Securities when the aggregate number of Registrable Securities held by such Person (as "person" is defined in Rule 144(a)(2) under the Securities Act (or any similar rule then in force)) does not exceed one percent of the number of shares of common stock then outstanding as shown by the most recent report or statement published by the Company and such Person has held such securities for at least two years (taking into account any "tacking" that may be permitted under Rule 144 in the opinion of counsel for any such Person) and (ii) as to any particular Registrable Securities held by any of the Summit Investors, such securities shall cease to be Registrable Securities when they have been distributed by any of the Summit Investors to their partners (but this clause (ii) shall only apply to the Registrable Securities so distributed and only if the holders of a majority of the Investor Registrable Securities held by the Summit Investors advise the Company in writing of their desire to exclude the securities so distributed from the definition of "Registrable Securities" hereunder).

          (g) "Summit Investors" means, collectively, Summit Ventures V, L.P.,
               ----------------
Summit V Advisors (QP) Fund, L.P., Summit V Advisors Fund, L.P. and Summit Investors III, L.P.

          9.  Miscellaneous.
              -------------

          (a) No Inconsistent Agreements.  Except as provided for herein, the
              --------------------------
Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

          (b) Remedies.  Any Person having rights under any provision of this
              --------
Agreement shall be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

          (c) Amendments and Waivers.  Except as otherwise provided herein, the
              ----------------------
provisions of this Agreement may be amended or waived only upon the prior written consent of the Company, the holders of a majority of the Investor Registrable Securities and the holders of a majority of the Other Registrable Securities.

          (d) Successors and Assigns.  All covenants and agreements in this
              ----------------------
Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

          (e) Severability.  Whenever possible, each provision of this Agreement
              ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          (f) Counterparts.  This Agreement may be executed simultaneously in
              ------------
two or more counterparts (including by means of telecopied signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          (g) Descriptive Headings.  The descriptive headings of this Agreement
              --------------------
are inserted for convenience only and do not constitute a part of this Agreement.

          (h) Governing Law.  All issues and questions concerning the
              -------------
construction, validity, interpretation and enforcement of this Agreement shall be governed by, and construed in accordance with, the laws of the State of California, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

          (i) Notices.  All notices, demands or other communications to be given
              -------
or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid), upon machine-generated acknowledgment of receipt after transmittal by facsimile or five days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Company at the address indicated below, to each Investor at the address indicated on the Schedule of
                                                                  -----------
Investors attached hereto and to each Other Stockholder at the address indicated
---------
on the Schedule of Other Stockholders attached hereto:
       ------------------------------

          To the Company:
          --------------

          Somera Communications, Inc.
          5383 Hollister Avenue, Suite 100
          Santa Barbara, California 93111
          Attn:  Chief Executive Officer
          Telephone:  (805) 681-3322
          Facsimile:  (805) 681-3319


or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                           *     *     *     *    *

          IN WITNESS WHEREOF, the parties have executed this Registration Agreement as of the date first written above.



                              SOMERA COMMUNICATIONS, INC.

                              By:
                                 --------------------------------
                              Its:
                                  -------------------------------

                              SUMMIT VENTURES V, L.P.



                              By:  Summit Partners V, L.P.
                                   its General Partner


                              By:  Summit Partners, LLC
                                   its General Partner


                              By:
                                   ------------------------------
                                   Managing Member


                              SUMMIT V ADVISORS FUND, L.P.

                              By:  Summit Partners V, L.P.
                                   its General Partner

                              By:  Summit Partners, LLC
                                   its General Partner


                              By:
                                   ------------------------------
                                   Managing Member


                              SUMMIT V ADVISORS (QP) FUND, L.P.

                              By:  Summit Partners V, L.P.
                                   its General Partner


                              By:  Summit Partners, LLC
                                   its General Partner


                              By:
                                   ------------------------------
                                   Managing Member

                              SUMMIT INVESTORS III, L.P.

                              By:
                                   ------------------------------
                                   Authorized Signatory



                              RANDOLPH STREET PARTNERS


                              By:
                                   ------------------------------
                              Its:
                                   ------------------------------

                              RANDOLPH STREET PARTNERS 1998 DIF, LLC

                              By:
                                   ------------------------------
                              Its:
                                   ------------------------------


                                     [Signature Page to Registration Agreement]

                              SUNAPEE SECURITIES, INC.


                              By:
                                   ------------------------------
                                   Gary B. Wilkinson

                              Title: Treasurer



                              SQUAM LAKE INVESTORS III, L.P.

                              By:  GPI, Inc., its General Partner


                              By:
                                   ------------------------------
                                   Gary B. Wilkinson

                              Title: Treasurer

                              ------------------------------
                              Daniel A. Firestone


                              ------------------------------

                              Gil Varon


                              ------------------------------
                              Robert Feinberg


                              ------------------------------
                              Steve Feinberg


                              ------------------------------
                              Ron Zamir


                              ------------------------------
                              Michael Wolfe


                              ------------------------------
                              Jessica Giwoff


                              ------------------------------
                              Julie Lubin


                              ------------------------------
                              Andrew Cranmer


                              ------------------------------
                              Robyn Parr


                              ------------------------------
                              Richard Smith


                              [Signature Page to Registration Agreement]

SCHEDULE OF INVESTORS
---------------------

Summit Ventures V, L.P.
c/o Summit Partners
499 Hamilton Avenue, Suite 200
Palo Alto, California  94301
Attn: Walter G. Kortschak
      Peter Y. Chung
Telephone:  (650) 321-1166
Facsimile:  (650) 321-1188

Summit V Advisors Fund, L.P.
c/o Summit Partners
499 Hamilton Avenue, Suite 200
Palo Alto, California  94301
Attn: Walter G. Kortschak
      Peter Y. Chung
Telephone:  (650) 321-1166
Facsimile:  (650) 321-1188

Summit V Advisors (QP) Fund, L.P.
c/o Summit Partners
499 Hamilton Avenue, Suite 200
Palo Alto, California  94301
Attn: Walter G. Kortschak
      Peter Y. Chung
Telephone:  (650) 321-1166
Facsimile:  (650) 321-1188

Summit Investors III, L.P.
c/o Summit Partners
499 Hamilton Avenue, Suite 200
Palo Alto, California  94301
Attn: Walter G. Kortschak
      Peter Y. Chung
Telephone:  (650) 321-1166
Facsimile:  (650) 321-1188

Sunapee Securities, Inc.
c/o Bain & Company, Inc.
Two Copley Place
Boston, Massachusetts 02166
Attn:   Gary Wilkinson
Telephone:  (617) 572-3268
Facsimile:  (617) 572-3266

Squam Lake Investors III, L.P.
c/o Bain & Company, Inc.
Two Copley Place
Boston, Massachusetts 02166
Attn:    Gary Wilkinson
Telephone:  (617) 572-3268
Facsimile:  (617) 572-3266

Randolph Street Partners II
Kirkland & Ellis
200 East Randolph Drive
Chicago, Illinois  60601
Attn: Jack S. Levin, P.C.
Telephone:  (312) 861-2000
Facsimile:  (312) 861-2200

Randolph Street Partners 1998 DIF, LLC
Kirkland & Ellis
200 East Randolph Drive
Chicago, Illinois  60601
Attn: Jack S. Levin, P.C.
Telephone:  (312) 861-2000
Facsimile:  (312) 861-2200

with a copy to:
--------------
(which shall not constitute notice to the Investors):

Kirkland & Ellis
200 East Randolph Drive
Chicago, Illinois  60601
Attn: Jack S. Levin, P.C.
Telephone:  (312) 861-2000
Facsimile:  (312) 861-2200

                                 SCHEDULE OF OTHER STOCKHOLDERS
                                 ------------------------------



Daniel A. Firestone
5383 Hollister Ave. #230
Santa Barbara, California  93111
Telephone: (805) 681-3322
Telecopy:   (805) 681-3319

Gil Varon
3463 State Street #502
Santa Barbara, California  93105
Telephone: (805) 681-3322
Telecopy:   (805) 681-3319

Robert Feinberg
5383 Hollister Ave. #100
Santa Barbara, California  93111
Telephone: (805) 681-3322
Telecopy:   (805) 681-3319

Steve Feinberg
3463 State Street #465
Santa Barbara, California  93111
Telephone: (805) 681-3322
Telecopy:   (805) 681-3319

Ron Zamir
5383 Hollister Ave. #230
Santa Barbara, California  93111
Telephone: (805) 681-3322
Telecopy:   (805) 681-3319

Michael Wolfe
23 S. Hope Ave. #A202
Santa Barbara, California  93105
Telephone: (805) 681-3322
Telecopy:   (805) 681-3319

Jessica Giwoff
3463 State Street #411
Santa Barbara, California  93105
Telephone: (805) 681-3322
Telecopy:   (805) 681-3319

Julie Lubin
5383 Hollister Ave. #230
Santa Barbara, California  93111
Telephone: (805) 681-3322
Telecopy:   (805) 681-3319

Andrew Cranmer
2220 S. Beverly Glen
Los Angeles, California  90064
Telephone: (805) 681-3322
Telecopy:   (805) 681-3319

Robyn Parr
3463 State Street #320
Santa Barbara, California  93105
Telephone: (805) 681-3322
Telecopy:   (805) 681-3319

Richard Smith
23 S. Hope Ave. #A131
Santa Barbara, California  93105
Telephone: (805) 681-3322
Telecopy:   (805) 681-3319


with a copy to:
--------------
(which shall not constitute notice to the Existing Members)

Milbank, Tweed, Hadley & McCloy
601 South Figueroa Street
Thirtieth Floor
Los Angeles, California 90017
Attention:  Eric H. Schunk, Esq.
Telephone:  (213) 892-4000
Facsimile:  (213) 629-5963